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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 14, 2002

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices)
(Zip Code)

626/585-6700
(Registrant’s Telephone Number, Including Area Code)

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ITEM 9. REGULATION FD DISCLOSURE
EXHIBIT INDEX
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 9.   REGULATION FD DISCLOSURE

               The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed on August 14, 2002 by Wesco Financial Corporation, was accompanied by certifications of the principal executive officer, Charles T. Munger, and principal financial officer, Jeffrey L. Jacobson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

               A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

EXHIBIT INDEX

99.1	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer)

99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Financial Officer)

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION.

/s/ Jeffrey L. Jacobson By: Jeffrey L. Jacobson Vice President and Chief Financial Officer

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